SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                           February 22, 2005
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------


            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01.  Regulation FD Disclosure

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON D.C., 20549

ITEM 7.01. REGULATION FD DISCLOSURE

On February 22, 2005, Weyerhaeuser Company issued a press release stating the
Following:

Weyerhaeuser Names Thomas F. Gideon SVP, Timberlands

FEDERAL WAY, Wash. - Weyerhaeuser Company (NYSE: WY) today announced that Thomas
F. Gideon, 53, has been named senior vice president, Timberlands effective March
14.  He succeeds Jack P. Taylor, 62, who will retire at the end of March.

In his new role, Gideon will report directly to Richard E. Hanson, executive vice president and chief operating officer, and be a member of the company's senior management team. Gideon will be responsible for the management of Weyerhaeuser's North American timberlands operations. This includes 6.4 million acres of company-owned and 800,000 acres of leased commercial forestland in North America. Weyerhaeuser also has renewable, long-term licenses on 30.4 million acres of forestland located in five provinces throughout Canada.

In addition, Gideon will be a member of the company's operating committee which executes the business and portfolio strategies agreed upon by the board, chief executive officer and senior management team.

"Tom's experience in timberlands, wood products and paper businesses is important given the degree of integration between Timberlands and all of our businesses," said Steven R. Rogel, chairman, president and chief executive officer. "Everything we do at Weyerhaeuser begins with our trees and Tom's background, combined with his experience in human resources, positions him to be effective this important position at Weyerhaeuser."

"I would also like to acknowledge the contributions of Jack Taylor, who delayed his retirement in order to lead our Timberlands operations the past two years," Rogel said. "Tom inherits a strong organization, both in terms of people and operations, thanks to Jack's work. We are deeply indebted to Jack and the contributions he made throughout his 36-year career."

Gideon joined Weyerhaeuser in 1978 where he worked at NORPAC, the company's newsprint facility in Longview, Wash. After holding several labor relations and human resources positions, Gideon became the human resources, and then sales manager, at the company's Elkin, N.C., Structurwood facility. He held several human resources jobs in Wood Products before moving into Western Timberlands in 1996. Gideon assumed the role of director of sales and marketing for Western Timberlands in 1998 and became vice president in early 2003 where he was responsible for managing approximately 2.2 million acres of certified managed forests in Oregon and Washington.

Weyerhaeuser Company (NYSE: WY), one of the world's largest integrated forest products companies, was incorporated in 1900. In 2004, sales were $22.7 billion. It has offices or operations in 19 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at http://www.weyerhaeuser.com.

                                   ###

This news release contains statements concerning the company's future results and performance that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements can be identified by the use of forward-looking terminology such as "expects," "may," "will," "believes," "should," "approximately," "anticipates," "estimates," and "plans," and the negative or other variations of those terms or comparable terminology or by discussions of strategy, plans or intentions. In particular, some of these forward-looking statements deal with expectations regarding the company's markets in the first quarter of 2005; expected earnings and performance of the company's business segments during the first quarter of 2005, demand and pricing for the company's products in the first quarter of 2005, non-strategic timberland sales in the first quarter of 2005, seasonal decline in single-family home closings in the first quarter of 2005, effect of Canadian exchange rate, and other matters. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those projected, including, but not limited to, the effect of general economic conditions, including the level of interest rates and housing starts; market demand for the company's products, which may be tied to the relative strength of various U.S. business segments; energy prices; weather conditions; availability and pricing of raw materials, performance of the company's manufacturing operations; the successful execution of internal performance plans; the level of competition from domestic and foreign producers; the effect of forestry, land use, environmental and other governmental regulations; fires, floods and other natural disasters; disruption of transportation and legal proceedings. The company is also a large exporter and is affected by changes in economic activity in Europe and Asia, particularly Japan, and by changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Euro and the Canadian dollar; and restrictions on international trade or tariffs imposed on imports, including the countervailing and dumping duties imposed on the company's softwood lumber shipments from Canada to the United States. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


							WEYERHAEUSER COMPANY

						By	_/s/ Steven J. Hillyard
	                              Its:  Vice President and
                                          Chief Accounting Officer


Date:  February 22, 2005